SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 10: SUBSEQUENT EVENTS

On July 18, 2024 PainReform board of directors approved:

1.	An increase in the employees' options pool to 600,000 options for ordinary shares of the company.

2.	A grant of 28,000 options to a company employee with an exercise price of $0.54, every three months 2,333 options will be vested, these options will be expired after 10 years.

On August 13, 2024, PainReform hold an extraordinary general meeting, in which the following proposals were approved:

1.
To increase the Company’s authorized share capital by 40,000,000 shares, such that following the increase, the authorized share capital shall be divided into 60,000,000 ordinary shares, nominal value NIS 0.3 each, and to amend the Company’s articles of association accordingly.

2.
To cancel the nominal value of the Company’s ordinary shares such that, subject to the approval of Proposal 3, the Company’s authorized share capital will be divided into 60,000,000 ordinary shares with no nominal value, and to amend the Company’s articles of association accordingly.

3.
To approve a reverse split of the Company ordinary shares, so that every six ordinary shares of the Company with no nominal value will be combined into one share and to amend the Company Articles of Association accordingly. As of the August 15, 2024 The reverse split is not effective. The company's pro forma Basic and diluted net loss per share as of June 30, 2024 and 2023 giving retroactive effect to the reverse split, will be 18.69 and 24.70, respectively and the weighted average number of shares of Ordinary Shares used in computing basic and diluted net loss per share as of June 30, 2024 and 2023 will be 685,693 and 181,742, respectively